Philadelphia Consolidated Holding Corp. Founded 1962

Certain information included in this presentation and other statements or materials published or to be published by the Company are not historical facts but are forward- looking statements relating to such matters as anticipated financial performance, business prospects, technological developments, new and existing products, expectations for market segment and growth, and similar matters. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company provides the following cautionary remarks regarding important factors which, among others, could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, development, results of the Company's business, and the other matters referred to above include, but are not limited to: (i) changes in the business environment in which the Company operates, including inflation and interest rates; (ii) changes in taxes, governmental laws, and regulations; (iii) competitive product and pricing activity; (iv) difficulties of managing growth profitably; (v) claims development and the adequacy of our liability for unpaid loss and loss adjustment expenses; (vi) severity of natural disasters and other catastrophe losses; (vii) adequacy of reinsurance coverage which may be obtained by the Company; (viii) ability and willingness of our reinsurers to pay; (ix) future terrorist attacks; (x) the outcome of the Securities and Exchange Commission's industry-wide investigation relating to the use of non-traditional insurance products, including finite risk reinsurance arrangements; and (xi) the outcome of industry-wide investigations being conducted by various insurance departments, attorneys- general and other authorities relating to the use of contingent commission arrangements. The Company does not intend to publicly update any forward looking statement, except as may be required by law.

AGENDA Fourth Quarter and Year Ended December 31, 2006 Financial Highlights Financial Results Segment Information Investment Portfolio Selected Operating Statistics Drivers of Future Growth 2007 Expectations Q&A

Fourth Quarter Highlights (in millions, except share and per share data) For the Three Months Ended December 31, For the Three Months Ended December 31, For the Three Months Ended December 31, 2006 2005 Change Gross Written Premiums $367.3 $306.9 19.7% Net Earned Premiums (1) $307.6 $262.0 17.4% Net Investment Income $26.1 $17.9 45.8% Net Income (1) $73.8 $28.9 155.4% After Tax Net Realized Loss $(0.1) $(1.7) Loss & LAE Ratio 42.6% 45.8% Expense Ratio 28.3% 28.4% Combined Ratio 70.9% 74.2% Diluted Earnings Per Share $1.00 $0.39 156.4% After Tax Realized Investment Loss Per Share $0.00 $(0.02) Weighted Average Shares & Share Equivalents Outstanding 73,917,082 73,966,722 Quota share reinsurance agreements were entered into effective April 1, 2003 and January 1, 2004 whereby $1.9 million of net earned premium and $(0.3) million in loss and loss adjustment expenses were ceded, and $2.3 million in ceding commission was earned during the three months ended December 31, 2005.

Fourth Quarter Highlights (in millions, except per share data) For the Three Months Ended December 31, For the Three Months Ended December 31, For the Three Months Ended December 31, 2006 2005 Net Operating Income $73.9 $30.6 A-T Realized Investment Losses $(0.1) $(1.7) Net Income $73.8 $28.9 Diluted Operating Earnings Per Share $1.00 $0.41 A-T Realized Investment Losses Per Share $0.00 $(0.02) Diluted Earnings Per Share $1.00 $0.39 Net Loss and Loss Adjustment Expense Ratio 42.6% 45.8% Acquisition and Underwriting Expense Ratio 28.3% 28.4% Combined Ratio 70.9% 74.2%

Fourth Quarter Highlights (in millions, except share and per share data) December 31, 2006 December 31, 2005 % Increase Total Shareholders' Equity $1,167.3 $816.5 43.0% Book Value per Share $16.48 $11.79 39.8% Shares Outstanding 70,848,482 69,266,016 2.3% ROE (1) 30.1% 21.2% 42.0% Return on tangible equity excluding other comprehensive income (loss).

Fourth Quarter 2006 Events Financial results for the quarter ended December 31, 2006 included: Net Income Diluted Earnings Per Share As reported $73.8 $1.00 Favorable prior year net loss reserve development $8.6 $0.12 (in millions, except per share data)

Fourth Quarter 2006 Development on Prior Years - Net Basis ($'s in millions) Accident Year Pre-Tax Net Decrease in Unpaid Loss and Loss Adjustment Expenses Decrease Primarily Due To: 2005 $0.7 Favorable claims emergence across most product lines; partially offset by unfavorable emergence on E&O product lines 2004 $1.0 Favorable claims emergence across most product lines; partially offset by unfavorable emergence on E&O product lines 2003 $6.8 Favorable claims emergence on professional liability and automobile rental leasing product lines 2002 $3.7 Favorable claims emergence on professional liability and automobile rental leasing product lines 2001 and Prior $1.0 Favorable claims emergence on automobile rental leasing product lines Total $13.2

Year End Highlights (in millions, except share and per share data) For the Years Ended December 31, For the Years Ended December 31, For the Years Ended December 31, 2006 2005 Change Gross Written Premiums $1,493.2 $1,264.9 18.0% Net Earned Premiums (1) $1,169.3 $976.6 19.7% Net Investment Income $91.7 $63.7 44.0% Net Income (1) $288.8 $156.7 84.3% After Tax Net Realized Gain (Loss) $(6.4) $6.2 Loss & LAE Ratio 40.1% 51.6% Expense Ratio 28.9% 27.0% Combined Ratio 69.0% 78.6% Diluted Earnings Per Share $3.93 $2.14 83.6% After Tax Realized Investment Gain (Loss) Per Share $(0.09) $0.08 Weighted Average Shares & Share Equivalents Outstanding 73,470,068 73,085,379 Quota share reinsurance agreements were entered into effective April 1, 2003 and January 1, 2004 whereby $39.9 million of net earned premium and $18.3 million in loss and loss adjustment expenses were ceded, $21.2 million in ceding commission was earned and diluted earnings per share was decreased by $0.02 during the year ended December 31, 2005.

Year-to-Date Highlights (in millions, except per share data) For the Years Ended December 31, For the Years Ended December 31, For the Years Ended December 31, 2006 2005 Net Operating Income $295.2 $150.5 A-T Realized Investment Gains (Losses) $(6.4) $6.2 Net Income $288.8 $156.7 Diluted Operating Earnings Per Share $4.02 $2.06 A-T Realized Investment Gains (Losses) Per Share $(0.09) $0.08 Diluted Earnings Per Share $3.93 $2.14 Net Loss and Loss Adjustment Expense Ratio 40.1% 51.6% Acquisition and Underwriting Expense Ratio 28.9% 27.0% Combined Ratio 69.0% 78.6%

Year-to-Date Events Financial results for the year ended December 31, 2006 included: Net Income (Loss) Diluted Earnings (Loss) Per Share As reported $288.8 $3.93 Favorable prior year net loss reserve development $59.4 $0.81 Realized investment losses $(6.4) $(0.09) (in millions, except per share data)

Year-to-Date Development on Prior Years - Net Basis ($'s in millions) Accident Year YTD Pre-Tax Net Decrease in Unpaid Loss and Loss Adjustment Expenses Decrease Primarily Due To: 2005 $59.2 Favorable claims emergence across most product lines; partially offset by unfavorable emergence on E&O product lines 2004 $12.6 Favorable claims emergence across most product lines; partially offset by unfavorable emergence on E&O product lines 2003 $9.9 Favorable claims emergence on professional liability and automobile rental leasing product lines 2002 $2.8 Favorable claims emergence on automobile rental leasing product lines 2001 $6.9 Favorable claims emergence across most product lines Total $91.4

Gross Written Premiums by Segment (in millions) For the Quarters For the Quarters For the Quarters Ended December 31, Ended December 31, Ended December 31, % 2006 2005 Increase (Decrease) Segment Commercial Lines $294.1 $233.0 26.2% Specialty Lines 52.5 48.0 9.4% Personal Lines 20.7 25.9 (20.1)% Total $367.3 $306.9 19.7%

Commercial Lines Segment 80.1% of 4th Quarter 2006 GWP CAGR 2001-2006 = 29.9% 26.2% Q/Q Growth Gross Written Premiums 2001 2002 2003 2004 2005 2006 QTD 4Q05 QTD 4Q06 316 473 662.3 874 960.3 1169.4 233 294.1 (in millions)

Specialty Lines Segment (Professional Liability) 2001 2002 2003 2004 2005 2006 QTD 4Q05 QTD 4Q06 79.3 110.2 154.1 184.4 205.3 227.6 48 52.5 14.3% of 4th Quarter 2006 GWP CAGR 2001-2006 = 23.5% 9.4% Q/Q Growth Gross Written Premiums (in millions)

Gross Written Premiums 2001 2002 2003 2004 2005 2006 QTD 4Q05 QTD 4Q06 Dwelling/Fire 78.3 80.5 89.6 112.9 99.3 96.2 25.9 20.7 5.6% of 4th Quarter 2006 GWP CAGR 2001-2006 = 4.2% 20.1% Q/Q decrease Personal Lines (in millions)

High Quality Investment Portfolio Portfolio market value - $2,521.7mm Fixed income securities Average quality AAA Portfolio duration 4.6 years 5.4% taxable equivalent yield Quality long-term growth stocks As of December 31, 2006 Municipal Bonds 0.417 CMO 0.115 MBS 0.167 Other Structured Securities 0.08 Corporate Bonds 0.057 Common Stock 0.119 All Other 0.01 Cash Equivalents 0.035 Municipal Bonds CMO MBS Other Structured Securities Corporate Bonds Common Stock All Other Cash Equivalents

Net Investment Income 2001 2002 2003 2004 2005 2006 QTD 4Q05 QTD 4Q06 32.4 37.5 38.8 43.5 63.7 91.7 17.9 26.1 (in millions) 5 Year CAGR: 23.1% Effective Tax Rate 30.1% 28.3% 23.4% 20.2% 21.5% 23.6% 22.2% 23.7% Q/Q Change 45.8%

Selected Operating Statistics Operating Statistics 4th Quarter 06 Renewal Retention (Quoted) Commercial Lines - 93.2% Specialty Lines - 93.8% Personal Lines - 65.1% Rate Increases Commercial Lines - 0.9% increase (Q/Q) Specialty Lines - 1.3% decrease (Q/Q) Personal Lines - 48.9% increase (Q/Q) New Business Growth (Count), excluding Personal Lines 4th QTR: 05 - 7,735 4th QTR: 06 - 9,965 28.8% increase

Selected Operating Statistics Preferred Agents Total Count - 175 Total GWP Growth - $30.3 million (Q/Q); 33.7% increase Renewal Retention (Quoted) - 93.9% New Business 2006 - $30.2 million (Q/Q); 84.7% increase Employee Statistics Total Employee Count - 1,259 Total GWP Per Employee - $1.2 million Turnover (Y/Y) - 13.8%

Drivers of Future Growth National presence - 38 offices / Mixed marketing New product offerings - Complement Core Products Disruption in the industry Regulatory Actions ? Rating downgrades Experienced management / underwriting & pricing discipline Advanced technology - lower expenses and improved process A+ (Superior) rating - Flight to quality Preferred agent program - 15.0% premium growth

2007 Expectations 2007 Operating EPS Range: $3.45- $3.60 Assumes one catastrophe loss retention for: Commercial Lines: $10.0 million (pre-tax) Personal Lines: $7.5 million (pre-tax) Organic Growth - approximating 15.0% Combined Ratio - approximating 80% Renewal retention levels approximating 90% Investment environment in transition Increased competition

Philadelphia Consolidated Holding Corp. Founded 1962